Exhibit 99.01

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[LOGO]

Regulatory and Legislative Policy

Investing in the Core

Regulatory Recovery

Financial Results

Ben Fowke

Vice President and Chief Financial Officer

Safe Harbor

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions.  Such forward-looking statements include projected earnings, cash flows,  capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions.  Actual results may vary materially.  Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for 2005.

[GRAPHIC]

Sale pending on Kansas and Oklahoma properties

5th	Largest Gas Distribution
4th	Largest Combination Utility
3rd	Largest Electric Transmission
Largest US Wind Provider

Gas Customers	1.8 million
Electric Customers	3.3 million

Strategy: Building the Core

Invest in fully regulated utility assets
AND

Increase our earned return on equity

Regulatory and Legislative Policy

Investing in the Core

Regulatory Recovery

Financial Results

Attractive Total Return with Low-Risk Strategy

•                              EPS growth rate objective 5 – 7% per year* 2005 – 2009

•                              Annual dividend growth objective 2 – 4% per year

•                              Dividend yield 4.7%

* Excluding any impact from COLI

[GRAPHIC]	Getting the Rules Right — Achieved

•                              Minnesota transmission legislation for renewables 2001

•                              MERP legislation 2001

•                              Comanche 3 regulatory framework 2004

•                              Transmission investment recovery legislation

•                               Minnesota 2005

•                               Texas 2005

•                               South Dakota 2006

•                              Reduced exposure to gas sales volatility

[GRAPHIC]	Getting the Rules Right — In Process

•                              Monthly Colorado ECA adjustment – proposed

•                              Rider recovery of Colorado capacity costs – proposed

•                              Flow through recovery of SPS’ Texas capacity costs – rule making proceeding

•                              Reduce NSP-Minnesota exposure to trading and marketing margin volatility – Minnesota electric case

•                              Increase cost recovery through customer charge

•                        Rider recover of investment in Colorado IGCC based on the last authorized cost of capital – legislation pending

•                        Rider recovery of investments to meet Minnesota 90% mercury reduction target applies to King and Sherco plants – legislation pending

Getting the Rules Right — Future Initiative

•                        Forward test year in all jurisdictions

Investing in the Core
Generation Projects In Progress

[GRAPHIC]	[GRAPHIC]

King – 2007 Completion	High Bridge – 2008 Completion

[GRAPHIC]	[GRAPHIC]

Riverside – 2009 Completion	Comanche 3 – 2009 Completion

Implementing the Strategy

Increasing our Earned Return on Equity

Rate Cases with 2006 Impacts

Dollars in millions

	Dollar Increase			Return on Equity
	Requested		Granted	Requested	Granted
Colorado Gas	$34.5		$22.0	11.0%	10.5%
Wisconsin Electric	53.1		43.4	11.9	11.0
Wisconsin Gas	7.8		3.9	11.9	11.0
Minnesota Electric	156	*		11.0

* Revised from $168 for change in decommissioning accrual

Minnesota Electric Case — Partial Settlement of Trading Margin

•                                    No credit to base rates for wholesale electric margins

•                                    Margins to be flowed through fuel clause include:

•                                     100% wholesale electric margins from excess generation capacity

•                                     80% of wholesale margins from ancillary services sales

•                                     25% of margins not arising from use of NSP-Minnesota generating assets

Colorado Electric Case Highlights

•                              Requested $210 million increase

•                              Electric rate base = $3.4 billion

•                              11% return on common equity

•                              Equity ratio = 60%

•                              Historical test year with adjustments for known and measurable

•                              Final decision expected late 2006

PSCo Electric Rate Case Details

Dollars in millions

Under earning: 8.5% ROE vs 10.5%	$64
Increase ROE to 11% and higher equity ratio	17
Comanche 3	24
Depreciation	33
Wholesale contract expiration	14
Employee related costs	6
Other	20
$178
PCCA impact & amendment 37 rider	32
Total requested	$210

Rate Cases with Expected 2007 Impacts

Texas Electric	File May 31, 2006
Colorado Gas	File 2006
Minnesota Gas	File 2006
North Dakota Electric	Potential
New Mexico Electric	Potential
South Dakota Electric	Potential

Earnings Guidance Range

Dollars per share

2006

Regulated utility	$1.25 –$1.35
Holding company and other	(0.10)
COLI – Tax benefit	0.10
Continuing operations	$1.25 – $1.35

Building the Core

Regulatory and Legislative Policy

Investing in the Core

Regulatory Recovery

Attractive Total Return with Low-Risk Strategy

Appendix

2005 Jurisdictional Returns

		Return on Equity**
	Rate Base*	Actual	Weather- Normalized

Colorado Electric	$3,120	8.5%
Colorado Gas	1,084	7.00
Minnesota Electric	3,230	10.61	9.98%
Minnesota Gas	422	6.30	7.42
North Dakota Electric	176	12.46	12.65
North Dakota Gas	42	5.71	6.81

*                 Dollars in millions

**          Reflects regulatory reporting requirements

Minnesota Electric Rate Case Schedule

•                  Initial Briefs – May 24

•                  Reply Briefs – June 6

•                  ALJ Report – July 6

•                  MPUC Decision – September 5

Xcel Energy Supply Sources

2005
Energy Supply Mix*

[CHART]

*                       Includes purchases

**                Low-sulfur western coal

2005 Owned

Generating Facilities

Unit Type	Number	MW

Coal	36	8,138
Natural Gas	61	4,918
Nuclear	3	1,617
Hydro	83	508
Oil	24	492
RDF	6	96
Wind	—	25	*
Total		15,794

* Additionally, Xcel Energy purchases 1077 MWs of wind power

COLI Litigation

The court’s opinion in the Dow case outlined three indicators of potential economic benefits to be examined in a COLI case.

•                  Positive pre-deduction cash flows

•                  Mortality gains

•                  The buildup of cash values

In Xcel Energy’s COLI case, the plans:

•                  Were projected to have sizeable pre-deduction cash flows, based upon the relevant assumptions when purchased

•                  Presented the opportunity for mortality gains that were not eliminated either retroactively or prospectively

•                  Had large cash value increases that were not encumbered by loans during the first seven years of the policies